UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

September 17, 2025

GUARANTY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-38087	75-1656431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16475 Dallas Parkway, Suite 600 Addison, Texas		75001
(Address of Principal Executive Offices)		(Zip Code)

(888) 572-9881

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	GNTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 17, 2025, Guaranty Bancshares, Inc. (the “Company”) held a special meeting of shareholders (the “Special Meeting”) to consider certain proposals related to the Plan and Agreement Merger, dated as of June 24, 2025 (the “Merger Agreement”), by and among the Company, Guaranty Bank & Trust, N.A. (the “Bank”), Glacier Bancorp, Inc. (“GBCI”), and Glacier Bank, pursuant to which, subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, the Company will merge with and into GBCI (the “Merger”), with GBCI surviving the Merger.

As of August 11, 2025, the record date for shareholders entitled to notice of, and to vote at, the Special Meeting, there were 11,355,900 shares of common stock, par value $1.00 per share, of the Company (“Common Stock”) issued and outstanding (including shares underlying unvested Company restricted stock). The holders of 8,703,655 shares of Common Stock were present in person or represented by proxy at the Special Meeting, constituting a quorum.

The following are the final results of the vote on the proposals considered and voted upon at the Special Meeting. For more information on each of these proposals, see the definitive proxy statement filed by the Company with the U.S. Securities and Exchange Commission on August 14, 2025.

Proposal 1. To consider and vote on a proposal to approve the Merger Agreement.

Votes For	Votes Against	Abstentions
8,629,967	42,298	31,390

There were no broker non-votes on the proposal.

Proposal 2. To vote on an advisory (non-binding) proposal to approve the compensation that may be paid or become payable to the named executive officers of the Company that is based on or otherwise relates to the Merger. Approval of this proposal is not a condition to the completion of the Merger.

Votes For	Votes Against	Abstentions
6,512,860	2,163,650	27,145

There were no broker non-votes on the proposal.

The Company’s shareholders did not vote on the proposal to approve one or more adjournments of the Special Meeting, including adjournments to solicit additional proxies in favor of approval of the Merger Agreement, because such adjournment was not necessary.

Completion of the Merger remains subject to satisfaction or waiver of the closing conditions set forth in the Merger Agreement.

Item 8.01 Other Events.

As previously disclosed, under the Merger Agreement, if the GNTY Closing Capital (as defined in the Merger Agreement) is in excess of $292,199,000, plus the amount of any capital attributable to the exercise of Company stock options after March 31, 2025, if any (the “Closing Capital Requirement”), the Company may, prior to the effective date of the Merger, declare and pay a special cash dividend to its shareholders in an amount equal to the positive differential between the GNTY Closing Capital and the Closing Capital Requirement, after taking into account any equitable adjustments made to the terms of Company stock options (the “Special Dividend”).

On September 9, 2025, the Company announced that the Board of Directors of the Company (the “Board”) had fixed September 19, 2025 (the “Record Date”) as the record date for determining the holders of Common Stock entitled to be paid the Special Dividend. On September 17, 2025, the Company announced the declaration of the Special Dividend in the amount of $2.30 per share of Common Stock. The Special Dividend will be paid on September 23, 2025, to shareholders of record as of the close of business on the Record Date.

A copy of the press release related to the announcement of the declaration of the Special Dividend and approval of the Merger Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “estimate,” “anticipate,”

“expect,” “will,” and similar references to future periods. Such forward-looking statements include but are not limited to statements regarding the expected closing of the transaction and its timing and the potential benefits of the business combination transaction involving the Company and GBCI, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts regarding either company or the proposed combination of the companies. These forward-looking statements are subject to risks and uncertainties, many of which are outside of the Company’s control, that may cause actual results or events to differ materially from those projected, including but not limited to the following: risks that the proposed merger transaction will not close when expected or at all because required regulatory, shareholder or other approvals or conditions to closing are delayed or not received or satisfied on a timely basis or at all; risks that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which the Company and GBCI operate; uncertainties regarding the ability of Glacier Bank and the Bank to promptly and effectively integrate their businesses, including into Glacier Bank’s existing division structure; changes in business and operational strategies that may occur between signing and closing; uncertainties regarding the reaction to the transaction of the companies’ respective customers, employees, and contractual counterparties; and risks relating to the diversion of management time on merger-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. The Company undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this report. For more information, see the risk factors described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission from time to time.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated September 17, 2025, announcing declaration of a special cash dividend on the Company’s common stock and approval of the Merger Agreement
104	Cover Page Interactive File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2025

GUARANTY BANCSHARES, INC.

By:	/s/ Tyson T. Abston
Name:	Tyson T. Abston
Title:	Chairman of the Board and Chief Executive Officer